SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Global Income Builder VIP
The fund’s Board of Trustees has approved a proposal by DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and DWS Alternatives Global Limited, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, effective on or about May 16, 2019.
Effective on or about May 16, 2019, the summary prospectuses are supplemented as follows:
DWS Alternatives Global Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Alternatives Global Limited are hereby deleted.
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the fund’s summary prospectuses.
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.

Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-47